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                                                                    EXHIBIT 10.4

                           INVESTORS' RIGHTS AGREEMENT



                                  JULY 30, 1999


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                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----

1.  Registration Rights...........................................................................................1
         1.1  Definitions.........................................................................................1
         1.2  Request for Registration............................................................................2
         1.3  Company Registration................................................................................4
         1.4  Form S-3 Registration...............................................................................5
         1.5  Obligations of the Company..........................................................................6
         1.6  Information from Holder.............................................................................7
         1.7  Expenses of Registration............................................................................7
         1.8  Indemnification.....................................................................................8
         1.9  Reports Under Securities Exchange Act of 1934......................................................10
         1.10  Assignment of Registration Rights.................................................................10
         1.11  Limitations on Subsequent Registration Rights.....................................................11
         1.12  "Market Stand-Off"Agreement.......................................................................11
         1.13  Termination of Registration Rights................................................................11

2.  Covenants of the Company.....................................................................................11
         2.1  Delivery of Financial Statements...................................................................11
         2.2  Inspection.........................................................................................12
         2.3  Termination of Information and Inspection Covenants................................................13
         2.4  Right of First Offer...............................................................................13
         2.5  Key Person Life Insurance..........................................................................14
         2.6  Proprietary Information and Inventions Agreement...................................................14
         2.7  Employee and Other Stock Arrangements..............................................................14
         2.8  Qualified Small Business Stock.....................................................................14
         2.9  Termination of Certain Covenants...................................................................15

3.  Miscellaneous................................................................................................15
         3.1  Successors and Assigns.............................................................................15
         3.2  Governing Law......................................................................................15
         3.3  Counterparts.......................................................................................15
         3.4  Titles and Subtitles...............................................................................15
         3.5  Notices............................................................................................15
         3.6  Expenses...........................................................................................15
         3.7  Entire Agreement: Amendments and Waivers...........................................................15
         3.8  Severability.......................................................................................16
         3.9  Aggregation of Stock...............................................................................16



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                           INVESTORS' RIGHTS AGREEMENT



                  THIS INVESTORS' RIGHTS AGREEMENT is made as of the 30th day of July, 1999, by and among LetsTalk.com, Inc., a Delaware corporation (the "Company"), the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor," the holders of Common Stock listed on Schedule B hereto, each of which is herein referred to as a "Common Holder," and the founders listed on Schedule C hereto, each of which is herein referred to as a "Founder."

                                    RECITALS

                  WHEREAS, the Company and the Investors are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the "Series A Agreement");

                  WHEREAS, the Company and Let's Talk Cellular & Wireless, Inc., a Florida corporation ("LTC"), are parties to a license agreement and a binding Letter of Intent with the Company which provide for, among other things, the purchase of shares of Common Stock of the Company by LTC, the license by LTC of certain technology to the Company and the provision of certain services for the Company by LTC (collectively, the "LTC Agreements");

                  WHEREAS, the Company and H.I.G. Brickellbay, Inc., a Cayman Islands corporation ("HIG"), are parties to a Common Stock Purchase Agreement of even date herewith (the "Common Stock Purchase Agreement") which provides for, among other things, the purchase by HIG of shares of Common Stock of the Company; and

                  WHEREAS, in order to induce the Company, the Founders and the Common Holder to approve the issuance of the Series A Preferred Stock to induce the Investors to invest funds in the Company pursuant to the Series A Agreement, to provide further inducement to LTC to enter into the LTC Agreements and purchase shares of Common Stock of the Company thereunder, and to provide further inducement to HIG to enter into the Common Stock Purchase Agreement and purchase shares of Common Stock of the Company thereunder, Investors, the Founders, the Common Holder and the Company hereby agree that this Agreement shall govern the rights of the Investors and the Common Holder to cause the Company to register shares of Common Stock issued or issuable to them and certain other matters as set forth herein;

                  NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                  1. Registration Rights. The Company covenants and agrees as follows:

                           1.1      Definitions.  For purposes of this
Section 1:

                                    (a)      The term "Act" means the Securities
Act of 1933, as amended.

                                    (b)      The term "Form S-3" means such form
under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC; provided, however, that Form S-3 shall not be deemed to include Form S-2 under the Act as in effect on the date hereof.

                                    (c)      The term "Holder" means any person
owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.10 hereof.

                                    (d)      The term "Initial Offering" means
the Company's first firm commitment underwritten public offering of its Common Stock under the Act.

                                    (e)      The term "1934 Act" means the
Securities Exchange Act of 1934, as amended.

                                    (f)      The term "register," "registered,"
and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                                    (g)      The term "Registrable Securities"
means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, (ii) the shares of Common Stock issued to the Common Holder; and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued
as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                                    (h)      The number of shares of
"Registrable Securities" outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

                                    (i)      The term "SEC" shall mean the
Securities and Exchange Commission.

                           1.2      Request for Registration.

                                    (a)      Subject to the conditions of this
Section 1.2, if the Company shall receive at any time six (6) months after the effective date of the Initial Offering, a written request from the Holders of fifty percent (50%) or more of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $7,500,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use all reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company's notice pursuant to this Section 1.2(a).



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

                                    (b)      If the Initiating Holders intend to
distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated only to the Holders of such Registrable Securities, on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                                    (c)      The Company shall not be required
to effect a registration pursuant to this Section 1.2:

                                             (i)      in any particular
jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

                                             (ii)     after the Company has
effected three (3) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or

                                             (iii)    during the period starting
with the date sixty (60) days prior to the Company's good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                                             (iv)     if the Initiating Holders
propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

                                             (v)      if the Company shall
furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred



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twenty (120) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period.

                           1.3      Company Registration.

                                    (a)      If (but without any obligation to
do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use all reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                                    (b)      Right to Terminate Registration.
The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

                                    (c)      Underwriting Requirements. In
connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section
1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders), but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's



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securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included, (ii) the amount of securities of the selling Holders included in the offering be reduced until all securities held by employees of the Company or, after exclusion of all of any such employees' shares, other stockholders of the Company have first been excluded from such offering, or
(iii) notwithstanding (i) or (ii) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

                           1.4      Form S-3 Registration. In case the Company
shall receive from the Holders of at least fifteen percent (15%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

                                    (a)      promptly give written notice of the
proposed registration, and any related qualification or compliance, to all other Holders; and

                                    (b)      use all reasonable efforts to
effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.4:

                                             (i)      if Form S-3 is not
available for such offering by the Holders;

                                             (ii)     if the Holders, together
with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $2,500,000;

                                             (iii)    if the Company shall
furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days



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after receipt of the request of the Holder or Holders under this Section 1.4;
provided, however, that the Company shall not utilize this right more than once in any twelve month period;

                                             (iv)     if the Company has, within
the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; or

                                             (v)      in any particular
jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                                    (c)      Subject to the foregoing, the
Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.

                           1.5      Obligations of the Company. Whenever
required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                                    (a)      prepare and file with the SEC a
registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

                                    (b)      prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                                    (c)      furnish to the Holders such numbers
of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                                    (d)      use all reasonable efforts to
register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                                    (e)      in the event of any underwritten
public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, which obligations shall include providing customary



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opinions of legal counsel and letters from accountants and paying certain customary travel expenses in connection with the underwriters sales efforts;

                                    (f)      notify each Holder of Registrable
Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                                    (g)      cause all such Registrable
Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

                                    (h)      provide a transfer agent and
registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           1.6      Information from Holder. It shall be a
condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                           1.7      Expenses of Registration. All expenses other
than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2, provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.4. The Company shall pay all legal expenses in connection with the preparation of opinions of counsel necessary for sales of Registrable Securities pursuant to Rule 144 of the Act unless counsel for the Company provides such opinions.



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                           1.8      Indemnification. In the event any
Registrable Securities are included in a registration statement under this
Section 1:

                                    (a)      To the extent permitted by law, the
Company will indemnify and hold harmless each Holder, the partners or officers, directors and shareholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                                    (b)      To the extent permitted by law,
each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information



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

furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.8(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection l.8(b) exceed the net proceeds from the offering received by such Holder.

                                    (c)      Promptly after receipt by an
indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                                    (d)      If the indemnification provided for
in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                                    (e)      Notwithstanding the foregoing, to
the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered



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into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                                    (f)      The obligations of the Company and
Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                           1.9      Reports Under Securities Exchange Act of
1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                                    (a)      make and keep public information
available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the Initial Offering;

                                    (b)      file with the SEC in a timely
manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                                    (c)      furnish to any Holder, so long as
the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

                           1.10     Assignment of Registration Rights. The
rights to cause the Company to register Registrable Securities pursuant to this
Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner or shareholder of, or partnership under common control with, a Holder, (ii) is a pledgee, or assignee of such pledgee, of Holder pursuant to a bona fide loan transaction, (iii) is a Holder's family member or trust for the benefit of an individual Holder, or (iv) after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.12 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                           1.11     Limitations on Subsequent Registration
Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

                           1.12     "Market Stand-Off" Agreement. Each Holder
hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this
Section 1.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  Provided, that this Section 1.12 shall not apply to transfers of securities by Holders to is a pledgee, or assignee of such pledgee, of Holder pursuant to a bona fide loan transaction existing as of the date of such final prospectus.

                           1.13     Termination of Registration Rights. No
Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the Initial Offering or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Act.

                  2.       Covenants of the Company.

                           2.1      Delivery of Financial Statements. The
Company shall deliver to each Investor and Common Holder:

                                    (a)      as soon as practicable, but in any
event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                                    (b)      as soon as practicable, but in any
event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

                                    (c)      within thirty (30) days of the end
of each month, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

                                    (d)      as soon as practicable, but in any
event at least thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                                    (e)      with respect to the financial
statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

                                    (f)      such other information relating to
the financial condition, business, prospects or corporate affairs of the Company as the Investor or Common Holder or any assignee of thereof may from time to time request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

                           2.2      Inspection. The Company shall permit each
Investor or Common Holder that holds at least 500,000 shares of Series A Preferred Stock (and/or Common Stock issued upon conversion thereof) or Common Stock, at such Investor's or Common Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor or Common Holder; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

                           2.3      Termination of Information and Inspection
Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

                           2.4      Right of First Offer. Subject to the terms
and conditions specified in this paragraph 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, a Major Investor shall mean any Investor or transferee that holds at least 100,000 shares of Series A Preferred Stock (or the Common Stock issued upon conversion thereof) issued pursuant to the Series A Agreement (as adjusted for stock splits, stock dividends, combinations and other recapitalizations) or Common Holder or Founder that holds at least 100,000 shares of Common Stock. For purposes of this Section 2.4, Investor or Common Holder includes any general partners and affiliates of such Investor or Common Holder. An Investor or Common Holder shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                  Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions.

                                    (a)      The Company shall deliver a notice
in accordance with Section 3.5 ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms upon which it proposes to offer such Shares.

                                    (b)      By written notification received by
the Company, within twenty (20) calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities excluding unvested options).

                                    (c)      If all Shares that Investors or
Common Holders are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                                    (d)      The right of first offer in this
paragraph 2.4 shall not be applicable to (i) the issuance or sale of up to 5,000,000 shares of Common Stock pursuant to the 1999 Stock Plan (or options therefor) to employees, directors and consultants for the primary purpose of soliciting or retaining their services; (ii) the issuance of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act, resulting in proceeds to the Company of at least $25,000,000 in the aggregate, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities to a seller of a business in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships provided such issuances are unanimously approved by the Company's Board of Directors.

                           2.5      Key Person Life Insurance. The Company has
as of the date hereof or shall within 90 days of the date hereof use its best efforts to obtain from financially sound and reputable insurers term life insurance on the life of Delly Tamer in the amount of $1,000,000, except as otherwise decided in accordance with policies adopted by the Company's Board of Directors. The Company will cause to be maintained the term life insurance required by this Section 2.5 hereof, except as otherwise decided in accordance with policies adopted by the Company's Board of Directors. Such policies shall name the Company as loss payee and shall not be cancelable by the Company without prior approval of the Board of Directors.

                           2.6      Proprietary Information and Inventions
Agreement. The Company will cause each person now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions agreement substantially in the form approved by the Board of Directors.

                           2.7      Employee and Other Stock Arrangements. The
Company will not, without the approval of the Board of Directors, issue any of its capital stock, or grant an option or rights to subscribe for, purchase or acquire any of its capital stock, to any employee, consultant, officer or director of the Company or a subsidiary except for the issuance of up to 5,000,000 shares of Common Stock pursuant to the Company's 1999 Stock Plan. Each acquisition of any shares of capital stock of the Company or any option or right to acquire any shares of capital stock of the Company by an employee, officer or director of the Company will be conditioned upon the execution and delivery by the Company and such employee, officer or director of an agreement substantially in a form approved by the Board of Directors of the Company.

                           2.8      Qualified Small Business Stock. The Company
shall comply with the reporting and record keeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations, and agrees not to repurchase any stock of the Company if such repurchase would constitute a "significant redemption" within the meaning of
Section 1202(c)(3)(B) of the Code with respect to the Series A Preferred Stock being purchased hereunder without the consent of the Board of Directors of the Company. In addition, within thirty days after an Investor's written request therefor, the Company shall deliver to such Investor a written statement indicating whether the shares continue to meet the qualifications for "qualified small business stock" set forth is Section 2.27 of the Series A Agreement.

                           2.9      Termination of Certain Covenants. The
covenants set forth in Section 2 shall terminate and be of no further force or effect upon the consummation of the sale of securities pursuant to a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act, resulting in proceeds to the Company of at least $25,000,000.

                  3.       Miscellaneous.

                           3.1      Successors and Assigns. Except as otherwise
provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                           3.2      Governing Law. This Agreement shall be
governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                           3.3      Counterparts. This Agreement may be executed
in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           3.4      Titles and Subtitles. The titles and
subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                           3.5      Notices. Unless otherwise provided, any
notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                           3.6      Expenses. If any action at law or in equity
is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                           3.7      Entire Agreement: Amendments and Waivers.
This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities each future holder of all such Registrable Securities, and the Company.

                           3.8      Severability. If one or more provisions of
this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                           3.9      Aggregation of Stock. All shares of
Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LETSTALK.COM, INC.


                                        By: /s/ Delly Tamer
                                           -------------------------------------
                                           Delly Tamer,
                                           President and Chief Executive Officer

                                           970 Chestnut Street
                                           San Francisco, California 94109









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                          INVESTORS' RIGHTS AGREEMENT

                                        INVESTORS:

                                        H.I.G. WIRELESS INTERNET, INC.

                                        By: /s/
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        c/o Doug Berman
                                        1001 Brickell Bay Drive
                                        Twenty-Seventh Floor
                                        Miami, Florida 33131



                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        c/o Barry Patmore
                                        3000 Sand Hill Road
                                        Bldg. 1, Suite 260
                                        Menlo Park, California 94025









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                        INVESTORS:

                                        HIG WIRELESS, INC.

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        c/o Doug Berman
                                        1001 Brickell Bay Drive
                                        Twenty-Seventh Floor
                                        Miami, Florida 33131



                                        Brentwood Associates IX, LP
                                        By:     Brentwood IX Ventures, LLC
                                                Its General Partner

                                        By: /s/ Jeffrey Brody
                                           -------------------------------------

                                        Name:  Jeffrey Brody
                                             -----------------------------------

                                        Title: Managing Member
                                              ----------------------------------

                                        c/o Barry Patmore
                                        3000 Sand Hill Road
                                        Bldg. 1, Suite 260
                                        Menlo Park, California 94025









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                        INVESTORS:

                                        HIG WIRELESS, INC.

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        c/o Doug Berman
                                        1001 Brickell Bay Drive
                                        Twenty-Seventh Floor
                                        Miami, Florida 33131



                                        Brentwood Affiliates Fund III, LP
                                        By:     Brentwood IX Ventures, LLC
                                                Its General Partner

                                        By: /s/ Jeffrey Brody
                                           -------------------------------------

                                        Name:  Jeffrey Brody
                                             -----------------------------------

                                        Title: Managing Member
                                              ----------------------------------

                                        c/o Barry Patmore
                                        3000 Sand Hill Road
                                        Bldg. 1, Suite 260
                                        Menlo Park, California 94025









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                        INVESTORS:

                                        G & H Partners
                                        155 Constitution Drive
                                        Menlo Park, California 94025

                                        By: /s/ Gary S. Wohl
                                           -------------------------------------

                                        Name: Gary S. Wohl
                                             -----------------------------------

                                        Title: Partner
                                              ----------------------------------









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:

                                   Accel VII L.P.
                                   By: Accel VII Associates L.L.C.
                                   Its General Partner

                                   By: /s/ G. Carter Sednaoui
                                      ------------------------------------------
                                      G. Carter Sednaoui
                                      Managing Member


                                   Accel Internet Fund III L.P.
                                   By: Accel Internet Fund III Associates L.L.C. Its General Partner

                                   By: /s/ G. Carter Sednaoui
                                      ------------------------------------------
                                      G. Carter Sednaoui
                                      Managing Member


                                   Accel Investors '99 L.P.

                                   By: /s/ G. Carter Sednaoui
                                      ------------------------------------------
                                      G. Carter Sednaoui
                                      General Partner


                                   Addresses for Notices:

                                   Accel Partners
                                   428 University Avenue
                                   Palo Alto, CA 94301
                                   Attn: Theresia Gouw Ranzetta and
                                         James R. Swartz
                                   Tel: (650) 614-4800
                                   Fax: (650) 614-4880

                                   and

                                   Accel Partners
                                   One Palmer Square
                                   Princeton, NJ 08542
                                   Attn: G. Carter Sednaoui
                                   Tel: (609) 683-4500
                                   Fax: (609) 683-0384









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                          INVESTORS' RIGHTS AGREEMENT

                                        COMMON HOLDER:

                                        LET'S TALK CELLULAR & WIRELESS, INC.

                                        By: /s/ David H. Eisenberg
                                           -------------------------------------

                                        Name: Eisenberg, David
                                             -----------------------------------

                                        Title: CEO
                                              ----------------------------------

                                        800 Brickell Avenue, Suite 400
                                        Miami, Florida 33131









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                        COMMON HOLDER:

                                        LET'S TALK CELLULAR & WIRELESS, INC.

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        800 Brickell Avenue, Suite 400
                                        Miami, Florida 33131


                                        H.I.G. BRICKELLBAY, INC.

                                        By: /s/
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        1001 Brickell Bay Drive
                                        Twenty-Seventh Floor
                                        Miami, Florida 33131









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                        FOUNDERS:

                                        /s/ Delly Tamer
                                        ----------------------------------------
                                        Delly Tamer

                                        970 Chestnut Street
                                        San Francisco, California 94109


                                        ----------------------------------------
                                        Brett Beveridge

                                        970 Chestnut Street
                                        San Francisco, California 94109









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                        FOUNDERS:

                                        ----------------------------------------
                                        Delly Tamer

                                        970 Chestnut Street
                                        San Francisco, California 94109


                                        /s/ Brett Beveridge
                                        ----------------------------------------
                                        Brett Beveridge

                                        4775 Pine Dr.
                                        Miami, FL 33143









                      SIGNATURE PAGE TO LETSTALK.COM, INC.
                           INVESTORS' RIGHTS AGREEMENT

                                   SCHEDULE A


                              Schedule of Investors


H.I.G. WIRELESS INTERNET, INC.


BRENTWOOD ASSOCIATES IX, LP


BRENTWOOD AFFILIATES FUND III, LP


ACCEL VII L.P.


ACCEL INTERNET FUND III, L.P.


ACCEL INVESTORS '99 L.P.


G & H PARTNERS

                                   SCHEDULE B


                             Holders of Common Stock


LET'S TALK CELLULAR & WIRELESS, INC.


H.I.G. BRICKELLBAY, INC.

                                   SCHEDULE C


                              Schedule of Founders


DELLY TAMER


BRETT BEVERIDGE